EXHIBIT 99.4

DXL team,

Thank you again for the warm welcome many of you extended during this morning’s town hall.

As Harvey shared earlier today, this is a truly important milestone for both DXL and FullBeauty. I want to take a moment to reflect on the opportunity ahead and how much I look forward to working alongside you as we build our combined future.

In my conversations with Harvey, Peter and the broader DXL leadership team, what has stood out most is the strong sense of purpose that runs through this company. Your commitment to fit, quality, service and elevating a customer who has long been underserved is unmistakable. That clarity of mission has also guided FullBeauty for more than 120 years, and it’s one of the many reasons our two companies align so naturally.

As I prepare to join you next year as CEO of the combined company, I’d like to share more about my background. I have spent 35 years in the retail and consumer sector, including serving as CEO of Orchard Brands, CEO of Charming Shoppes (the former parent of Lane Bryant, Catherines and Fashion Bug), CEO of American Italian Pasta Company, CFO of Levi Strauss & Co. and CFO of The Warnaco Group. I currently serve on the Boards of Darden Restaurants and Serta Simmons. Across these experiences, what has mattered most is working with teams who care deeply about solving real customer needs. That is exactly what I see here at DXL, and it energizes me for what we can build together.

What inspires me most about this merger is not simply the scale we will gain, but the opportunity to help shape the future of inclusive fashion. FullBeauty brings leading brands, digital reach and a legacy of serving plus-size women. DXL contributes industry-defining Big + Tall expertise, anchored by a fit philosophy and store experience that truly sets the standard. Together, our capabilities position us to raise expectations for the entire category – delivering greater choice, more innovation and a more seamless experience for the customers we serve. Our shared commitment will guide us forward, and I look forward to working with our combined team to unlock the full potential of this next chapter.

I also want to acknowledge what this means for you personally. Coming together as a larger, more diversified and more resilient organization strengthens our ability to compete – expanding our reach, enhancing our stability and creating new opportunities for growth over time. It also gives all of us the opportunity to learn from each other’s expertise. We’re creating a retailer where teams can broaden their capabilities, deepen their craft and leverage shared best practices. This combination positions us to be a leader in the category with confidence for years to come.

As we move forward, I remain committed to listening first, to learning from the deep knowledge across the DXL organization and ensuring that the culture, experience and customer focus that have defined this company remain core to who we are. These strengths will continue to be foundational to our success as we build this next chapter together.

Thank you for being part of this journey.

Sincerely,

Jim Fogarty

Chief Executive Officer, FullBeauty Brands

1 New York Plaza, New York, NY 10004 212.613.9500 www.fbbrands.com

ONESTOPPLUS | WOMAN WITHIN | ROAMAN’S | CATHERINES | JESSICA LONDON | ELLOS | INTIMATES FOR ALL

SHOES FOR ALL | SWIMSUITS FOR ALL | ACTIVE FOR ALL | JUNE + VIE | BRYLANEHOME | KINGSIZE | FULLBEAUTY OUTLET

ELOQUII | CUUP | DIA & CO. | DIA SHOP | AVENUE | JOE BROWNS

Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which DXL and FullBeauty operate and beliefs of and assumptions made by DXL management and FullBeauty management, involve uncertainties that could significantly affect the financial results of DXL or FullBeauty or the combined company. Words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “seeks” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. With respect to any such forward-looking statements, DXL and FullBeauty each claim the protection provided for in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving DXL and FullBeauty, including future financial and operating results and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, integrating DXL and FullBeauty, and the expected timing for completing the merger — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the conditions to the completion of the merger, including the receipt of DXL stockholder approval for the merger; the ability to successfully integrate and scale our operations and employees; the ability and timing to realize anticipated benefits and synergies of the merger; the potential impact of the announcement, pendency or consummation of the merger on relationships, including with employees, customers, credit rating agencies, suppliers and competitors; the ability to retain key personnel; the challenging macroeconomic environment, including volatility and changes in global trade policies, and the ability of the combined company to mitigate potential tariff exposure and maintain supply; the ability to achieve performance targets; changes in financial markets, interest rates and foreign currency exchange rates; negative rating agency actions; the outcome of any legal proceedings that may be instituted against DXL or FullBeauty; the risk that any announcements relating to the merger could have adverse effects on the market price of the common stock of DXL; diversion of management’s attention from ongoing business operations and opportunities; and those additional risks and factors detailed in the Proxy Statement referenced below when available and other reports filed with the SEC by DXL from time to time, including those discussed under the heading “Risk Factors” in DXL’s most recently filed Annual Report on Form 10-K. These documents are available through our website or through the SEC’s Electronic Data Gathering and Analysis Retrieval (EDGAR) system at http://www.sec.gov. Neither DXL nor FullBeauty undertakes any duty to update any forward-looking statements contained herein, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information About the Merger and Where to Find It

In connection with the merger, DXL intends to file a proxy statement (the “Proxy Statement”), which will be distributed to the stockholders of DXL in connection with their votes on the issuance of DXL Common Stock in the merger. Investors and security holders are encouraged to read the Proxy Statement when it becomes available (and any other documents filed with the Securities and Exchange Commission (the “SEC”) in connection with the merger or incorporated by reference into the Proxy Statement) because such documents will contain important information regarding the merger and related matters. Investors and security holders will be able to obtain these documents, and any other documents DXL has filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing DXL’s website at investor.dxl.com. In addition, documents filed with the SEC by DXL will be available free of charge by writing to DXL at 555 Turnpike Street, Canton, Massachusetts 02021, Attention: Corporate Secretary.

Participants in the Solicitation

DXL and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the merger. Information about DXL’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in DXL’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on June 30, 2025, including under the headings “Director Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Security Ownership of Management.” To the extent holdings of DXL common stock by the directors and executive officers of DXL have changed from the amounts of DXL common stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed with the SEC, including the Form 4s filed by each of the non-executive directors on August 6, 2025, the Form 4s filed by each of the executive officers on September 3, 2025 and the Form 4s filed by each of the non-executive directors on November 5, 2025.

FullBeauty and its chief executive officer may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the Merger. Information about FullBeauty and its chief executive officer is available as Exhibit 99.9 to the Form 8-K filed on December 11, 2025.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement regarding the merger when it becomes available. Free copies of this document may be obtained as described above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.